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                                                                   Ex-99.B(8)(b)

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Scott D. Silverman, Nicholas Helmuth von Moltke, Samuel Ramos and Michael A. Reardon, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, the Registration Statement and any amendments thereto, with respect to Commonwealth Annuity Separate Account A (File No. 811-2204) and the variable annuity contract "Commonwealth Annuity Horizon Annuity" (File No. 333-______) issued by Commonwealth Annuity and Life Insurance Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

Witness our hands on the date set forth below.

            SIGNATURE                                  TITLE                            DATE
--------------------------------   -----------------------------------------------   ---------


/s/ Allan Levine                   Chairman of the Board                             1/29/2009
--------------------------------
Allan Levine


/s/ Manda J. D'Agata               Director, Vice President and Treasurer            1/29/2009
--------------------------------
Manda J. D'Agata


/s/ J. William McMahon             Director                                          1/29/2009
--------------------------------
J. William McMahon


/s/ Donald R. Mullen               Director                                          1/29/2009
--------------------------------
Donald R. Mullen


/s/ Michael A. Reardon             Director, President and Chief Executive Officer   1/29/2009
--------------------------------
Michael A. Reardon


/s/ Michael Rotter                 Director                                          1/29/2009
--------------------------------
Michael Rotter


/s/ Nicholas Helmuth von Moltke    Director and Senior Vice President                1/29/2009
--------------------------------
Nicholas Helmuth von Moltke